FOURTH AMENDMENT AND SUPPLEMENT
                       TO CREDIT AGREEMENT


       This Fourth Amendment and Supplement to Credit Agreement (herein called the "Fourth Amendment") is dated and effective as of December 23, 1996, by and among NEWPARK RESOURCES, INC., a Delaware corporation (the "Borrower"), SOLOCO L.L.C., a Louisiana limited liability company and the successor by merger to SOLOCO, Inc. ("SOLOCO L.L.C."), NEWPARK SHIPHOLDING TEXAS, L.P., a Texas limited partnership ("Newpark Shipholding"), SOLOCO TEXAS, L.P., a Texas limited partnership ("SOLOCO Texas"), BATSON-MILL, L.P., a Texas limited partnership ("Batson"), MALLARD & MALLARD OF LA., INC., a Louisiana corporation ("Mallard"), NEWPARK TEXAS, L.L.C., a Louisiana limited liability company ("Newpark Texas"), NEWPARK HOLDINGS, INC., a Louisiana corporation ("Holdings"), NEWPARK ENVIRONMENTAL SERVICES, L.L.C., a Louisiana limited liability company and the successor by merger to Newpark Environmental Services, Inc. ("Environmental L.L.C."), and NEWPARK ENVIRONMENTAL SERVICES, L.P., a Texas limited partnership ("Environmental L.P."; SOLOCO L.L.C., Newpark Shipholding, SOLOCO Texas, Batson, Mallard, Newpark Texas, Holdings, Environmental L.L.C. and Environmental L.P. are herein collectively called the "Guarantors"), and HIBERNIA NATIONAL BANK ("Hibernia"), and BANK ONE, LOUISIANA, N.A. ("Bank One Louisiana") (f/k/a PREMIER BANK, NATIONAL ASSOCIATION) (Hibernia and Bank One Louisiana are hereinafter referred to individually as "Bank" and collectively as the "Banks"), and BANK ONE, LOUISIANA, N.A. (f/k/a PREMIER BANK, NATIONAL ASSOCIATION) as agent for the Banks (hereinafter in such capacity referred to as the "Agent").

      RECITALS:

       1. The Borrower, the Guarantors (except Environmental L.L.C. and Environmental L.P.), Newpark Environmental Services, Inc., Newpark Environmental Water Services, Inc., SOLOCO, Inc., the Banks, Bank One Texas, N.A., and the Agent are parties to that certain Credit Agreement dated as of June 29, 1995 (the "Credit Agreement"), as amended and modified by letter agreements thereto dated October 9, 1995 and January 8, 1996 (the said letter agreements are herein referred to as the "First
Amendment"), by Second Amendment and Supplement to Credit Agreement dated as of March 5, 1996 (the "Second Amendment"), and by Third Amendment and Supplement to Credit Agreement dated as of June 27, 1996 (the "Third Amendment"). The Credit Agreement, as amended by the First Amendment, the Second Amendment, and the Third Amendment, is herein referred to as the Credit Agreement.

       2. Bank One Texas, N.A. is no longer a party to the Credit Agreement. Pursuant to assignments, Bank One Texas, N.A.
has  assigned  its  Revolving Note and  Term  Note  to  Bank  One
Louisiana.

       3. The Borrower and the Guarantors have requested that the Banks (i) eliminate the Line of Credit Borrowing Base, (ii) accept quarterly financial reports instead of monthly financial reports, (iii) allow the Borrower and the Guarantors to incur on an annual basis not more than $5,000,000.00 in the aggregate of other indebtedness, (iv) approve the Borrower's guarantee of the indebtedness of Newpark Shipholding associated with the shipyard previously owned by Newpark Shipholding, said guarantee not to exceed $10,000,000.00, and (v) allow the Borrower and the Guarantors to guarantee indebtedness up to the total aggregate amount of $5,000,000.00 without obtaining the Banks' or the Agent's approval.

       4. The Banks are willing to accommodate the aforesaid requests, subject to the following conditions: (i) the execution of this Fourth Amendment by the Borrower and the Guarantors; and
(ii) delivery by the Borrower and the Guarantors to the Agent of certified resolutions authorizing the agreements contemplated by this Fourth Amendment.

       5. All capitalized terms used herein are used as defined in the Credit Agreement, except as otherwise expressly provided in this Fourth Amendment.

       NOW  THEREFORE,  in  consideration of  the  premises,  the
parties  hereto  do  hereby  amend  and  supplement  the   Credit
Agreement, and agree and obligate themselves as follows:

            A.    ELIMINATION  OF LINE OF CREDIT BORROWING  BASE.
Section  1.03  of  the Credit Agreement are hereby  deleted.   In
addition, all other references in the Credit Agreement to the Line of Credit Borrowing Base are hereby deleted.

            B. FINANCIAL REPORTING REVISION. Section 7.01 of the Credit Agreement is hereby amended to delete the requirement that the Borrower furnish monthly consolidated interim financial statements, and supplemented to include the following:

                The  Borrower shall furnish  to  the
                Agent  and  the Banks within  forty-
                five  (45) days after the  close  of
                each quarter, a consolidated interim
                financial  statement (which  may  or
                may   not   conform   to   generally
                accepted    accounting   principles)
                consisting  of a balance  sheet  and
                income statement).

           C.   NEGATIVE COVENANTS REVISION.

                 1.    GUARANTEES.  Section 9.01  of  the  Credit
Agreement is hereby deleted in its entirety and replaced with the following:

                9.01.     Guarantees.  Except for the
                (i)       Continuing       Guarantees
                contemplated under Subsection 4.01(b)
                above,   (ii)   guarantees   by   the
                Borrower required for the normal day-
                to-day  operations of the Guarantors,
                (iii)  guarantees by the Borrower  or
                any   of  the  Guarantors  to   third
                parties in an aggregate amount not to
                exceed   $5,000,000.00,   and    (iv)
                guarantee      not     to      exceed
                $10,000,000.00 by the Borrower of the
                indebtedness  of Newpark  Shipholding
                associated    with    the    shipyard
                previously    owned    by     Newpark
                Shipholding,  the  Borrower  and  the
                Guarantors   shall   not   become   a
                guarantor,   surety,   or   otherwise
                liable   for  the  debts   or   other
                obligations  of any person,  firm  or
                corporation.

                 2.    OTHER INDEBTEDNESS.  Section 9.02  of  the
Credit Agreement is hereby deleted in its entirety and replaced with the following:

                9.02.  Other Indebtedness.  Until the
                full and final payment of the Secured
                Notes  the Borrower and each  of  the
                Guarantors shall not create or  incur
                any direct indebtedness in excess  of
                $5,000,000.00 in the aggregate on  an
                annual basis, without first obtaining
                the  prior  written  consent  of  the
                Agent.  The aggregate annual limit of
                $5,000,000.00 was fixed by  the  Bank
                to  allow the Borrower and Guarantors
                to  take  advantage of  below  market
                interest    rates   on   construction
                equipment  purchases or financing  of
                equipment  in connection with  export
                to foreign markets.

           D. CONFIRMATION OF CROSS COLLATERALIZATION AND CROSS DEFAULT. The parties hereto agree that the Notes and Secured Notes shall continue to be secured by the security interests, mortgages, agreements and guarantees described in, and executed pursuant to, the Credit Agreement. Similarly, the Notes and Secured Notes shall continue to be subject to the Events of Default specified in the Credit Agreement.

           E.   MISCELLANEOUS PROVISIONS.

                 1. The Borrower agrees that nothing contained in this Fourth Amendment shall constitute a novation.

                2. In consideration of the Bank's execution of this Fourth Amendment, the Borrower and the Guarantors do hereby irrevocably waive any and all claims and/or defenses to payment on the indebtedness owed by any of them to the Banks that may exist as of the date of execution of this Fourth Amendment.

                 3. The Credit Agreement, as amended and supplemented by this Fourth Amendment, is hereby ratified and confirmed.

                 4. THE INTERNAL LAWS OF THE STATE OF LOUISIANA AND OF THE UNITED STATES OF AMERICA SHALL GOVERN THE RIGHTS AND DUTIES OF THE PARTIES HERETO AND THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THE CREDIT AGREEMENT, THIS FOURTH AMENDMENT, AND ALL LOAN PAPERS EXECUTED IN CONNECTION THEREWITH EXCEPT TO THE EXTENT OTHERWISE SPECIFIED IN THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, OR IN ANY OF THE RELATED LOAN PAPERS.

                 5.    THE  CREDIT  AGREEMENT  AND  THIS  FOURTH
AMENDMENT ARE CREDIT OR LOAN AGREEMENTS AS DESCRIBED IN LA. R.S.
6:  1121,  ET.  SEQ.  THERE ARE NO ORAL AGREEMENTS  BETWEEN  THE
BANKS AND THE BORROWER.

                 6. THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, SETS FORTH THE ENTIRE AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR WRITTEN AND ORAL UNDERSTANDINGS BETWEEN THE BORROWER AND THE GUARANTORS ON ONE HAND, AND THE BANKS AND/OR THE AGENT ON THE OTHER HAND, WITH RESPECT TO THE MATTERS HEREIN SET FORTH. THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, MAY
NOT BE MODIFIED OR AMENDED EXCEPT BY A WRITING SIGNED AND DELIVERED BY THE BORROWER, THE GUARANTORS, THE BANKS, AND THE AGENT. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                 7. IN THE EVENT IT IS NECESSARY FOR THE AGENT AND/OR THE BANK TO RESORT TO JUDICIAL ACTION TO ENFORCE ITS/THEIR RIGHTS HEREUNDER, THEN THE BORROWER AND GUARANTORS HEREBY AGREE THAT TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY SUCH JUDICIAL ACTION, INCLUDING ANY OPPOSITION TO SUCH ACTION, RECONVENTIONAL DEMANDS, AND CROSS CLAIMS, SHALL BE TRIED BEFORE A JUDGE WITHOUT A JURY, ALL PARTIES HERETO HEREBY WAIVING THEIR RIGHT TO A JURY TRIAL.


                           BORROWER:

                           NEWPARK RESOURCES, INC.


                           BY:______________________________
                              MATTHEW W. HARDEY, VICE
                              PRESIDENT OF FINANCE AND CHIEF
                              FINANCIAL OFFICER


                           GUARANTORS:


                           NEWPARK ENVIRONMENTAL SERVICES,
                           L.L.C.



                           By:______________________________
                              MATTHEW W. HARDEY, TREASURER


                           NEWPARK SHIPHOLDING TEXAS, L.P.
                           By:  Newpark Holdings, Inc., as
                                General Partner



                           By:______________________________
                              MATTHEW W. HARDEY,
                              VICE PRESIDENT


                           SOLOCO TEXAS, L.P.
                           By:  Newpark Holdings, Inc., as
                                General Partner



                           By:______________________________
                              MATTHEW W. HARDEY,
                              VICE PRESIDENT


                           BATSON-MILL, L.P.
                           By:  Newpark Holdings, Inc., as
                                General Partner



                           By:______________________________
                              MATTHEW W. HARDEY,
                              VICE PRESIDENT



                           NEWPARK ENVIRONMENTAL SERVICES,
                           L.P.
                           By:  Newpark Holdings, Inc., as
                                General Partner



                           By:______________________________
                              MATTHEW W. HARDEY,
                              VICE PRESIDENT


                           MALLARD & MALLARD OF LA., INC.



                           By:______________________________
                              MATTHEW W. HARDEY, TREASURER


                           SOLOCO, L.L.C.


                           By:______________________________
                              MATTHEW W. HARDEY, TREASURER


                           NEWPARK TEXAS, L.L.C.



                           By:______________________________
                              MATTHEW W. HARDEY,
                              VICE PRESIDENT


                           NEWPARK HOLDINGS, INC.



                           By:______________________________
                              MATTHEW W. HARDEY,
                              VICE PRESIDENT


                           BANKS:

                           HIBERNIA NATIONAL BANK



                           By:______________________________

                           Title:___________________________


                           BANK ONE, LOUISIANA, N.A.



                           By:______________________________
                               Title: Vice President


                           AGENT:

                           BANK ONE, LOUISIANA, N.A.


                           By:____________________________
                               Title:  Vice-President


32983.327